OLD WESTBURY FUNDS, INC.

Old Westbury Large Cap Core Fund

Old Westbury Large Cap Strategies Fund

Old Westbury Small & Mid Cap Fund

Old Westbury Strategic Opportunities Fund

Old Westbury Real Return Fund

Old Westbury Fixed Income Fund

Old Westbury Municipal Bond Fund

(the “Funds”)

Supplement Dated June 17, 2014 to the

Statement of Additional Information (“SAI”) dated March 1, 2014, as supplemented

This Supplement updates, and should be read in conjunction with, the information provided in the Funds’ SAI dated March 1, 2014, as supplemented.

Old Westbury Strategic Opportunities Fund

Effective May 1, 2014, Mr. Ibrahim Incoglu and Mr. Randy Robertson are the portfolio managers of the portion of the Old Westbury Strategic Opportunities Fund managed by BlackRock Financial Management, Inc. (“BlackRock”).

Accordingly, effective on May 1, 2014:

•	The following changes are made under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – INVESTMENT ADVISER AND SUB-ADVISERS - Additional Portfolio Manager Information”:

○	The information relating to BlackRock in the table under the heading “Other Accounts Managed by Portfolio Managers” on page 43 is deleted in its entirety and replaced with the following:

Portfolio Manager	Other SEC-registered open- end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BlackRock
Ibrahim Incoglu[2]	3	$1,454,000,000	16	$2,944,000,000	6	$343,000,000
Randy Robertson[3]	4	$1,754,000,000	16	$2,944,000,000	13	$1,208,000,000

2 Information provided as of May 31, 2014.

3 Information provided as of May 31, 2014.

○	The information relating to BlackRock in the table under the heading “Other Accounts Managed by Portfolio Managers - Accounts and Assets for which an Investment Advisory Fee is Based on Performance” on page 45 is deleted in its entirety and replaced with the following:

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
BlackRock
Ibrahim Incoglu[2]	0	$0	13	$1,475,000,000	0	$0
Randy Robertson[3]	0	$0	13	$1,475,000,000	0	$0

2 Information provided as of May 31, 2014.

3 Information provided as of May 31, 2014.

○	The information relating to BlackRock in the table under the heading “Ownership of Securities” on page 46 is deleted in its entirety and replaced with the following:

	Large Cap Core Fund	Large Cap Strategies Fund	Fixed Income Fund	Municipal Bond Fund	Small & Mid Cap Fund	Strategic Opportunities Fund	Real Return Fund
BlackRock
Ibrahim Incoglu[5]	None	None	None	None	None	None	None
Randy Robertson[6]	None	None	None	None	None	None	None

5 Information provided as of May 31, 2014.

6 Information provided as of May 31, 2014.

○	The paragraphs under the heading “Compensation of Portfolio Managers – BlackRock” beginning on page 49 are deleted in their entirety and replaced with the following:

BlackRock. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation

Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Incoglu and Robertson is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Incoglu and Robertson have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

○	The paragraphs under the heading “Potential Conflicts of Interests – BlackRock” on page 55 are deleted in their entirety and replaced with the following:

BlackRock. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Incoglu and Robertson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Incoglu and Robertson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

All Funds

The table under the section entitled “WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS? – DIRECTORS AND OFFICERS – OFFICERS OF THE CORPORATION” is deleted in its entirety and replaced with the following:

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

David W. Rossmiller 630 Fifth Avenue New York, NY 10111 Age: 56	President & Chief Executive Officer	Indefinite; 1 Year	Managing Director and Head of Fixed Income, Bessemer Trust Company, N.A. (Since 2010); Managing Director and Global Head, Fixed Income, Deutsche Bank (1999-2010).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Age: 60	Chief Legal Officer	Indefinite; 10 Years	Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Age: 55	Vice President	Indefinite; 8 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).
	Chief Compliance Officer	5 Years

	Chief Risk Management Officer	4 Years

Matthew A. Rizzi 630 Fifth Avenue New York, NY 10111 Age: 41	Vice President	Indefinite; Since March 2014	Senior Vice President and Head of Trust Accounting Department (Since 2009).
	Treasurer	Since April 2014

Nicola R. Knight 630 Fifth Avenue New York, NY 10111 Age: 51	Assistant Secretary	Indefinite; 4 Years	Principal and Associate General Counsel of Bessemer Trust Company, N.A. (Since 2007).

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Louis Beasley 630 Fifth Avenue New York, NY 10111 Age: 43	Vice President	Indefinite; 2 Years	Principal and Director of Investment Management Compliance, Bessemer Trust Company N.A. (Since 2012); Senior Vice President and Director of Investment Management Compliance, Bessemer Trust Company, N.A. (2006-2012).
	Anti-Money Laundering Officer	1 Year

Richard Murtagh 630 Fifth Avenue New York, NY 10111 Age: 53	Vice President & Assistant Treasurer	Indefinite; Since February 2014	Managing Director and Corporate Controller of Bessemer Trust Company, N.A. (Since 2010); Principal and Corporate Controller, Bessemer Trust Company, N.A. (2000 to 2010).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Age: 43	Vice President	Indefinite; 7 Years	Vice President and Senior Director of Fund Accounting & Administration, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) (financial services company) (Since 2007).
	Assistant Treasurer	4 Years

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Age: 46	Secretary	Indefinite; 7 Years	Managing Director and Senior Counsel, BNY Mellon (Since 2010); Vice President and Counsel, BNY Mellon (2008-2010).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Age: 44	Assistant Treasurer	Indefinite; 7 Years	Senior Manager of NAV Operations, BNY Mellon (Since 2008).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Age: 44	Assistant Secretary	Indefinite; 1 Year	Vice President and Manager of BNY Mellon (Since 2010); Assistant Vice President and Manager, BNY Mellon (2008-2010).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE